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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference, in Amendment No. 1 to Focal Communications Corporation's Registration Statement on Form S-3, of our report dated February 9, 2001, included in Focal Communications Corporation's Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in the Registration Statement.

                      /s/ Arthur Andersen LLP

Chicago, Illinois
December 4, 2001

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  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS